Exhibit 10.9

ACKNOWLEDGMENT AND SECOND AMENDMENT

This ACKNOWLEDGMENT AND SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 25, 2014 (“Acknowledgment and Amendment”), is entered into by and by and between Castle Pines Capital LLC (“CPC”) and Presidio Network Solutions Group, LLC (as successor in interest to each of INX LLC and Bluewater Communications Group LLC) (the “Reseller”). Capitalized terms used herein and not otherwise defined herein have the meanings set forth in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, CPC and the Reseller are parties to that certain Third Amended and Restated Credit Agreement, dated as of February 28, 2014 (as previously amended, restated, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, Aegis Holdings, Inc., an entity formed and controlled by affiliates of Apollo Management VIII (“Aegis Holdings”), Aegis Merger Sub, Inc., a wholly-owned direct subsidiary of Aegis Holdings (“Merger Sub”), Presidio Holdings, Inc. (the “Company”) and AS Presidio Holdings LLC, as security holder representative, intend to enter into an Agreement and Plan of Merger (the “Merger Agreement”) on or about the date hereof pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of Aegis Holdings (the “Merger”);

WHEREAS, the Reseller and CPC desire to enter into this Acknowledgment and Amendment pursuant to which (i) CPC shall acknowledge that the Merger and related transactions contemplated by the Merger Agreement are permitted by the Credit Agreement and that CPC shall not exercise any right of termination that it may have under the Credit Agreement as a result thereof, (ii) certain definitions in the Credit Agreement shall be amended to clarify that the cross defaults in the Credit Agreement apply to the new credit facilities of the Company and its subsidiaries and (ii) the financial maintenance covenants set forth in the Credit Agreement shall be modified;

NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

1. ACKNOWLEDGMENTS. CPC acknowledges receipt of the Merger Agreement and confirms that (i) the Merger and related transactions contemplated by the Merger Agreement are permitted under the Credit Agreement and (ii) CPC shall not exercise any right of termination that it may have under the Credit Agreement or otherwise as a result of the entry into the Merger Agreement and consummation of the Merger and related transactions.

2. SECOND AMENDMENT. Upon the consummation of the Merger:

A. The Financial Covenants Amendment shall be deleted in its entirety and replaced with the following:

The financial maintenance covenants set forth in the Presidio Credit Agreement and Presidio Securitization Agreement immediately after the consummation of the Merger shall be incorporated by reference herein and shall apply hereto only at such times that such financial maintenance covenants are measured under the Presidio Credit Agreement or Presidio Securitization Agreement, as applicable. For the avoidance of doubt, any amendment to the financial maintenance covenants (or when such financial maintenance covenants are measured) under the Presidio Credit Agreement or Presidio Securitization Agreement shall not amend such financial maintenance covenants as they apply hereto, with any amendment of such financial maintenance covenants applicable hereto requiring the consent of the parties hereto. If either the Presidio Credit Agreement or Presidio Securitization Agreement shall be terminated, any financial maintenance covenant with respect to such agreement that is terminated shall cease to apply hereto at all times after such termination.

B. The following definitions shall be amended and restated in their entirety to read as follows:

“Presidio Credit Agreement” means that certain senior secured cash flow credit facility entered into in connection with the Merger Agreement (as amended, restated, supplemented, refinanced or otherwise revised or replaced from time to time).

“PNC Securitization Agreement” means either (i) if a new senior secured asset-based revolving credit facility is entered into in connection with the Merger Agreement, such facility, or (ii) otherwise, that certain Amended and Restated Receivables Purchase Agreement, dated as of December 16, 2010 among, inter alios, Presidio Capital Funding LLC, Presidio, and PNC Bank, National Association, as purchaser agent and purchaser and as administrator for each purchaser group, in either case, as amended, restated, supplemented, refinanced or otherwise revised or replaced from time to time.

3. CONDITIONS TO EFFECTIVENESS. This Acknowledgment and Amendment shall be effective on the date that all of the parties hereto have executed and delivered this Acknowledgment and Amendment to each other; provided that the amendments set forth in paragraph 2 above shall not become effective until such time that the Merger is consummated.

4. REPRESENTATIONS AND WARRANTIES. The Reseller hereby represents and warrants to CPC as follows:

A. Recitals. The Recitals are true and correct in all material respects.

B. Organizational Power: Authorization. The Reseller has the organizational power, and has been duly authorized by all requisite organizational action, to execute and deliver this Acknowledgment and Amendment and all other agreements contemplated herein and to perform its respective obligations hereunder.

C. Enforceability. This Acknowledgment and Amendment is the legal, valid and binding obligation of the Reseller, enforceable against the Reseller in accordance with its respective terms, except to the extent that the enforceability thereof against such Reseller may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by equitable principles of general application.

D. Representations and Warranties. All of the representations and warranties in the Credit Agreement are true and complete in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty is true and correct in all material respects as of such specific date).

E. Obligations Absolute. The obligations of the Reseller under this Acknowledgment and Amendment and the Credit Agreement, as amended, are absolute and unconditional, and there exists no right of setoff or recoupment, counterclaim or defense of any nature whatsoever to payment of said obligations.

5. MISCELLANEOUS. All other terms and provisions of the Credit Agreement, to the extent not inconsistent with the foregoing, are ratified and remain unchanged and in full force and effect.

6. FURTHER ASSURANCES. CPC and the Reseller agree to enter into such further agreements (including, any customary amendments and or amendments and restatements of any intercreditor agreements that preserve their relative priorities with respect to the Collateral) and take such further actions as are necessary or desirable to affect the terms and agreements of this Acknowledgment and Amendment.

7. EXECUTION IN COUNTERPARTS. This Acknowledgment and Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Acknowledgment and Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Acknowledgment and Amendment.

8. GOVERNING LAW. This Acknowledgment and Amendment shall be governed by, and construed in accordance with, the laws of the State of Colorado (without giving effect to any provisions thereof relating to conflicts of law).

THIS ACKNOWLEDGMENT AND AMENDMENT AND THE CREDIT AGREEMENT CONTAIN BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGE WAIVER PROVISIONS.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgment and Amendment to be duly executed and delivered by its proper and duly authorized officer as of the date first set forth above.

RESELLER:

PRESIDIO NETWORKED SOLUTIONS GROUP, LLC

By:	/s/ Paul D. Fletcher
Name:	Paul D. Fletcher
Title:	CFO and Treasurer

ACKNOWLEDGED AND AGREED TO:

CASTLE PINES CAPITAL LLC

By:
Name:
Title:

IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgment and Amendment to be duly executed and delivered by its proper and duly authorized officer as of the date first set forth above.

RESELLER:

PRESIDIO NETWORKED SOLUTIONS GROUP, LLC

By:
Name:
Title:

ACKNOWLEDGED AND AGREED TO:

CASTLE PINES CAPITAL LLC

By:	/s/ John Hanley
Name:	John Hanley
Title:	Executive Vice President